LOOMIS SAYLES SMALL CAP GROWTH FUND

SUPPLEMENT DATED MARCH 22, 2005 TO LOOMIS SAYLES RETAIL EQUITY FUNDS PROSPECTUS DATED FEBRUARY 1, 2005


The "Portfolio Managers" section of the Loomis Sayles Retail Equity Funds prospectus is amended and restated as follows with regard to the Loomis Sayles Small Cap Growth Fund, to reflect an additional portfolio manager, effective April 1, 2005:

LOOMIS SAYLES SMALL CAP GROWTH FUND Mark F. Burns, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since January 2005. Mr. Burns joined Loomis Sayles in 1999. John Slavik, Vice President of Loomis Sayles, has served as a co-portfolio manager of the Fund since April 2005. Prior to joining Loomis Sayles in April 2005, Mr. Slavik was a vice president and portfolio manager at Westfield Capital Management, LLC.

                                                                   M-LSSP22-0305